UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2010

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On June 30, 2010, Affiliated Managers Group, Inc. (“AMG”) completed its previously announced acquisition of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries (collectively, “Pantheon”), as described in the Current Report on Form 8-K filed on July 1, 2010.  Attached hereto are historical financial statements for Pantheon and unaudited pro forma financial information giving effect to the acquisition.

ITEM 9.01             Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

1.               The audited combined financial statements of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries as of and for the years ended December 31, 2009 and 2008 are filed as Exhibit 99.1 hereto.

2.               The unaudited condensed combined financial statements of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries as of and for the three months ended March 31, 2010, are filed as Exhibit 99.2 hereto.

(b)         Pro Forma Financial Information.

1.               The unaudited pro forma condensed combined financial information of AMG, reflecting the acquisition of Pantheon, as of and for the three months ended March 31, 2010, and the year ended December 31, 2009, is filed as Exhibit 99.3 hereto.

(d)         Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1

Audited combined financial statements of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries as of and for the years ended December 31, 2009 and 2008.

99.2

Unaudited condensed combined financial statements of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries as of and for the three months ended March 31, 2010.

99.3	Unaudited pro forma condensed combined financial information of AMG as of March 31, 2010 and for the three months ended March 31, 2010 and the year ended December 31, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date:	August 6, 2010
		By:	/s/ John Kingston, III
			Name:	John Kingston, III
			Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1

Audited combined financial statements of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries as of and for the years ended December 31, 2009 and 2008.

99.2

Unaudited condensed combined financial statements of Pantheon Ventures Inc., Pantheon Capital (Asia) Limited, and Pantheon Holdings Limited and Subsidiaries as of and for the three months ended March 31, 2010.

99.3	Unaudited pro forma condensed combined financial information of AMG as of March 31, 2010 and for the three months ended March 31, 2010 and the year ended December 31, 2009.